Financial Instruments - Derivatives Designated as Hedging Instruments - Loss Reclassified from Accumulated Other Comprehensive Loss into Income (Effective Portion) Location (Table) (Details) - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Derivative
Total	$ (245)	$ (961)	$ (2,700)
Depreciation expense
Derivative
Interest rate swaps	(189)	(189)	(189)
Interest and finance costs, net
Derivative
Interest rate swaps	$ (56)	$ (772)	$ (2,511)